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                                                                  Exhibit 10.8


                                  July 18, 1997


Board of Directors
Annaly Mortgage Management, Inc.
1500 Harbor Blvd.
Weehawken, NJ  07087

Ladies and Gentlemen:

          The undersigned (the "Purchaser") hereby offers to subscribe to the number of shares of Common Stock, par value $.01 per share ("Common Stock"), of Annaly Mortgage Management, Inc., a Maryland corporation (the "Company"), set forth opposite the Purchaser's name on Schedule A hereto (the "Shares") and to
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pay therefor the price per share and total consideration set forth opposite the
Purchaser's name on Schedule A hereto.  It is understood that the Company will
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deliver to the Purchaser a certificate for the Shares against payment to the
Company of the purchase price thereof.

          The Purchaser hereby represents and warrants to the Company that the Purchaser is acquiring the Shares for the Purchaser's own account for investment and not with a view to the distribution thereof or with any present intention of selling any thereof. The Purchaser hereby further represents and warrants to the Company that the Purchaser is able to fend for himself or herself in connection with the purchase contemplated hereby, that the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and that the Purchaser is able to bear the economic risk of the Purchaser's investment for an indefinite period of time and can afford the complete loss of such investment.

          The Purchaser acknowledges that the Purchaser has been informed by the Company that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an
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exemption from such registration is available.  The Purchaser also acknowledges that the Purchaser is fully aware of the restrictions on disposing of the Shares resulting from the
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provisions of the Securities Act and the General Rules and Regulations of the
Securities and Exchange Commission thereunder (including, without limitation, Rule 144). The Purchaser understands that under the present circumstances sales of the Shares may not be made in reliance upon Rule 144 since, among other reasons, the requisite information concerning the Company is not publicly available, and that the Company is under no obligation to the Purchaser to supply to the Purchaser or disclose to the public the information necessary to enable the Purchaser to make sales under Rule 144. The Purchaser further understands that the Company is under no obligation to register the Shares or to effect compliance with Regulation A or any other exemption.

          Prior to any sale, transfer, pledge or other disposition (any of the foregoing, a "Transfer") of any of the Shares, the holder of such Shares shall give written notice to the Company of such proposed sale, transfer, pledge or other disposition and as to the circumstances thereof. Promptly upon receiving such notice, the Company may require that the holder obtain from Company counsel or, at the Company's option, other counsel reasonably acceptable to the Company, and deliver to the Company, as promptly as practicable, an opinion as to whether the proposed Transfer may be effected without registration of such Shares under the Securities Act. If in the opinion of such counsel such Transfer may be made in the manner described in the notice thereof, the holder may make such Transfer. If such counsel shall fail to render an opinion to such effect, the holder shall not make such Transfer unless and until registration of such Shares under the Securities Act has become effective or is no longer required in the opinion of such counsel or unless the Company determines not to require an opinion of counsel for such Transfer.

          Each certificate representing any of the Shares or representing any shares issued in payment or distribution of any stock dividend thereon, or split-up thereof, and each certificate, issued upon any transfer or exchange of any such certificate, shall bear such legends as shall be required by the Company, including, without limitation, a legend similar to the following, unless, in the opinion of the Company's counsel, such legend is no longer necessary to assure compliance with the Securities Act and applicable state securities laws:

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               "The shares represented by this certificate have not been
          registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The shares have been acquired for investment purposes and may not be pledged, hypothecated, sold or transferred in the absence of an effective Registration Statement for the shares under the Securities Act, and the registration of the Shares under any applicable state securities laws, or an exemption from registration under the Securities Act and any applicable state securities laws."

The Company will enter appropriate stop-transfer orders on any register or records maintained by or on behalf of the Company with respect to the Shares to insure that the Shares are not Transferred except in accordance with this letter.

          In addition to the foregoing, the Purchaser agrees that prior to and for a period of 180 days following the date of the consummation of the Company's first offering and sale of shares of Common Stock pursuant to an effective registration statement under the Securities Act, the Purchaser will not Transfer, or offer or agree to Transfer, any Shares without the Company's consent.

                                    Very truly yours,


                                    ______________________________


Annaly Mortgage Management,
Inc. hereby accepts the offer
set forth above.


By:________________________
Name:
Title:

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